Exhibit 10.18.16

801 Houston Street

Fort Worth, Texas 76102

July 15, 2018

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

Attention: Gary B. Humphreys

4413 Carey Street

Fort Worth, Texas 76119

Re:    Eighth Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated June 15, 2014, among MAALT, L.P., a Texas limited partnership, and GHMR OPERATIONS, L.L.C., a Texas limited liability company (collectively “Borrowers”); DENETZ LOGISTICS, L.L.C., a Texas limited liability company (“General Partner”), GARY B. HUMPHREYS, MARTIN W. ROBERTSON, and the Trust Guarantors (as defined in the Loan Agreement) (collectively “Guarantors”); and PLAINSCAPITAL BANK (“Lender”), as amended by the First Amendment dated February 11, 2015, the Second Amendment dated June 15, 2015, the Third Amendment dated February 9, 2016, the Fourth Amendment dated June 15, 2016, the Fifth Amendment dated September 22, 2016, the Sixth Amendment dated June 15, 2017, and the Seventh Amendment dated November 3, 2017 (collectively the “Loan Agreement”). Capitalized terms below have the meanings assigned in the Loan Agreement.

1.    Revolving Loan. Borrowers have requested that Lender renew and extend the Revolving Loan, and Lender has agreed on the terms set forth in this Amendment. Subsection (a) of Section lA of the Loan Agreement is hereby amended to read as follows:

“(a) Subject to the terms and conditions set forth in the Loan Agreement and the other Loan Documents, Lender agrees to make a revolving loan to MAALT in the maximum principal amount of $2,000,000.00 (the “Revolving Loan”) on the teams set forth in the amended and restated revolving promissory note attached as Exhibit E to this Amendment (the “Revolving Note”), for the purposes set forth in the Loan Agreement.

Subject to the terms and conditions of the Loan Agreement, MAALT may borrow, repay, and reborrow on a revolving basis from time to time during the period commencing on the date of this Amendment and continuing through 11:00 a.m. (Fort Worth, Texas time)

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

July 15, 2018

on July 15, 2019 (the “Termination Date”), such amounts as MAALT may request under the Revolving Loan; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) the aggregate sums permitted under the Borrowing Base, or (ii) $2,000,000.00. All sums advanced under the Revolving Loan, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Termination Date.”

2.    Financial Covenants. Subsection (c) of Section 7 of the Loan Agreement is hereby amended to read as follows:

“(c) MAALT shall maintain at the end of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2018, a Leverage Ratio less than or equal to 2.0 to 1.0. As used in the Loan Agreement, the following terms have the meanings assigned below:

(i)    “Leverage Ratio” is defined as the ratio of (1) MAALT’s total liabilities (excluding Contingent Guaranty Liabilities and excluding all notes payable to partners, members, and affiliates), divided by (2) Tangible Net Worth.

(ii)    “Tangible Net Worth” is defined as MAALT’s total asset, minus MAALT’s intangible assets, including, without limitation, all notes receivable from partners, members, and affiliates, minus MAALT’s total liabilities, excluding Contingent Guaranty Liabilities, excluding all notes payable to partners, members, and affiliates, and excluding any liabilities that have been subordinated in Proper Form.”

3.    Reporting Requirements. (a) Subparagraph (1) of Subsection (a) of Section 8 of the Loan Agreement is hereby amended to read as follows:

“(1) As soon as available, and in any event within one hundred twenty (120) days of the end of each fiscal year, commencing with the fiscal year ending December 31, 2018, annual financial statements for VPROP OPERATING, LLC and all consolidated subsidiaries, including MAALT, on a consolidated and consolidating basis, consisting of at least a balance sheet, an income statement, a statement of cash flows, a statement of changes in owners’ equity, and a statement of contingent liabilities, audited by an independent certified public accounting firm acceptable to Lender and certified by an authorized officer of VPROP OPERATING, LLC and MAALT (i) as being true and correct in all material aspects to the best of his knowledge, (ii) as fairly reporting in all material respects the financial condition of VPROP OPERATING, LLC and all consolidated subsidiaries, including MAALT, as of the close of the fiscal year and the results of their operations for the year, and (iii) as having been prepared in accordance with Accounting Principles;”

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

July 15, 2018

(b)    Subparagraph (3) of Subsection (a) of Section 8 of the Loan Agreement is hereby amended to read as follows:

“(3) As soon as available, and in any event within sixty (60) days of the end of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2018, quarterly financial statements for VPROP OPERATING, LLC and all consolidated subsidiaries, including MAALT, on a consolidated and consolidating basis, consisting of at least a balance sheet, an income statement, a statement of cash flows, a statement of changes in owners’ equity, and a statement of contingent liabilities, for the quarter and for the period from the beginning of the fiscal year to the close of the quarter, reviewed by an independent certified public accounting film acceptable to Lender and certified by an authorized officer of VPROP OPERATING, LLC and MAALT (i) as being true and correct in all material aspects to the best of his knowledge, (ii) as fairly reporting in all material respects the financial condition of VPROP OPERATING, LLC and all consolidated subsidiaries, including MAALT, as of the close of the fiscal quarter and the results of their operations for the quarter, and (iii) as having been prepared in accordance with Accounting Principles, subject to normal year-end adjustments and the absence of footnotes;”

(c)    Subparagraph (5) of Subsection (a) of Section 8 of the Loan Agreement is hereby amended to read as follows:

“(5) With the annual and quarterly financial statements required under the Loan Agreement, a Compliance Certificate in the form of Exhibit B attached to this Amendment, signed by authorized officers of Borrowers and certifying compliance with the financial covenants and other matters in the Loan Agreement;”

(d)    The definition of “Accounting Principles” as used in the Loan Agreement is hereby amended to mean generally accepted accounting principles as then in effect, consistently applied.

4.    Waivers. MAALT acknowledges that the breach of the Leverage Ratio set forth in Subsection (c) of Section 7 of the Loan Agreement for the periods ended December 31, 2017, and March 31, 2018, and Borrowers have requested that Lender waive these defaults. Lender hereby waives the defaults of MAALT set forth above through the period ended March 31, 2018, only. This is a limited waiver only, and Lender reserves the right to require strict compliance with all covenants under the Loan Agreement, including the covenant violated as set forth above, in the future. This waiver does not modify, supplement, or alter any of the terms of the Loan Agreement or any other Loan Document. Further, this waiver shall not be construed as a commitment by Lender to waive any future violation of the same or any other term or condition of the Loan Agreement or any of the Loan Documents.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

July 15, 2018

5.    Conditions Precedent. The obligation of Lender to enter into this Amendment and renew and extend the Revolving Loan and waive the Existing Defaults is subject to Borrower’s satisfaction, in Lender’s sole discretion, of the following conditions precedent:

(a)    Borrower shall be in compliance in all material respects with the conditions set forth in Subparagraphs (3), (4), and (5) of Subsection (a) of Section 4 of the Loan Agreement as of the date of this Amendment, and all representations and warranties set forth in Section 5 of the Loan Agreement must be true in all material respects as of the date of this Amendment (after giving effect to the waivers, consents, and amendments set forth herein). After giving effect to the waivers, consents, and amendments set forth in this Amendment, Borrowers shall be in compliance in all material respects with all existing obligations under the Loan Agreement and there shall be no Event of Default under the Loan Agreement at closing.

(b)    the negotiation, execution, and delivery of Loan Documents in Proper Form, including, but not limited to, the following:

(i)	this Amendment;

(ii)	the Revolving Note;

(iii)	Ratification of Guaranties signed by General Partner, Company Guarantors, and the Trusts; and

(iv)	a Borrowing Resolution from MAALT,

(c)    a Material Adverse Change shall not have occurred.

6.    Confirmations. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes (including the Term Note, the Revolving Note, the Second Term Note, and the Third Term Note), the Loans (including the Term Loan, the Revolving Loan, the Second Term Loan, and the Third Term Loan), and all other Secured Obligations.

(b)    In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guarantee payment of the Notes (including the Term Note, the Revolving Note, the Second Term Note, and the Third Term Note), the Loans (including the Term Loan, the Revolving Loan, the Second Term Loan, and the Third Term Loan), and all other Secured Obligations.

(c)    Borrowers hereby represent to Lender that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct in all material respects as of the date of execution of this Amendment (after giving effect to the waivers, consents, and amendments set forth herein); and that Borrowers are in compliance in all material respects as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement, all financial covenants set forth in Section 7 of the Loan Agreement, and all reporting requirements set forth in Section 8 of the Loan Agreement (after giving effect to the waivers, consents, and amendments set forth herein).

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

July 15, 2018

7.    Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers and Guarantors acknowledge that the Loan Agreement, the Notes, the Security Documents, the Guaranties, and the other Loan Documents are valid, subsisting, and binding upon Borrowers and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers and Guarantors ratify the Loan Agreement, as amended.

8.    Regulation B — Notice of Joint Intent. Federal Regulation B (Equal Credit Opportunity Act) requires Lender to obtain evidence of Borrowers’ intention to apply for joint credit. Borrowers’ and Guarantors’ signatures below shall evidence such intent. Borrowers’ and Guarantors’ intent shall apply to future related extensions of joint credit and joint guaranty.

9.    Counterparts. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrowers and filing counterparts. At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrowers and Guarantors in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrowers and Guarantors agree that the faxed and scanned signatures are binding upon Borrowers and Guarantors, and Borrowers and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrowers or Guarantors fail to promptly deliver all required original signatures.

10.    Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

11.    Final Agreement. (a) In connection with the Loans, Borrowers, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b)    It is the intention of Borrowers, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

[signatures on following pages]

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

July 15, 2018

(c)    THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.

Yours very truly, PLAINSCAPITAL BANK

By:	/s/ Keeton Moore
Keeton Moore, Senior Vice President

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

July 15, 2018

Accepted and agreed to

this 19th day of July, 2018:

BORROWERS:

MAALT, L.P., a Texas limited partnership
By:	Denetz Logistics, L.L.C., its general partner
By:	VPROP Operating, LLC, its sole member
By:	Vista Proppants and Logistics, LLC, its sole member

By:	/s/ Gary Humphreys
Gary Humphreys, Chief Executive Officer & Manager

GHMR OPERATIONS, L.L.C., a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

July 15, 2018

GUARANTORS: DENETZ LOGISTICS, L.L.C., a Texas limited liability company
By:	VPROP Operating, LLC, its sole member
By:	Vista Proppants and Logistics, LLC, its sole member

By:	/s/ Gary Humphreys
Gary Humphreys, Chief Executive Officer & Manager

/s/ Gary Humphreys
GARY B. HUMPHREYS

/s/ Martin W. Robertson
MARTIN W. ROBERTSON

Exhibits and Schedules

Exhibit B - Compliance Certificate

Exhibit E - Revolving Note